FEDERATED EMERGING MARKETS FUND
Class A Shares, Class B Shares and Class C Shares
(A portfolio of Federated World Investment Series, Inc.)
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SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2002


      A special meeting of the shareholders of Federated Emerging Markets Fund (the "Emerging Markets Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania at 2:00 p.m. (Eastern time), on October 18, 2002. Investors who were shareholders of the Emerging Markets Fund on August 19, 2002 will be asked to vote on the proposed Agreement and Plan of
Reorganization described below. If approved by shareholders, the acquisition as explained below, will take effect as of October 18, 2002. Shareholders will be notified if this proposed Agreement and Plan of Reorganization is not approved. Please keep this supplement for your records.

      Shareholders will be asked to consider the following proposals:

1.    To  approve  or   disapprove  a  proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc. (the "International Capital Appreciation Fund") would acquire all of the assets of the Emerging Markets Fund, also a portfolio of Federated World Investment Series, Inc., in exchange for Class A, B and C Shares of the International Capital Appreciation Fund to be distributed pro rata by the Emerging Markets Fund to holders of its Class A, B and C Shares, in complete liquidation and termination of the Emerging Markets Fund; and

2.    To  transact  such other  business  as may  properly  come before the meeting or any adjournment thereof.

                                                            August 19, 2002





Federated Securities Corp., Distributor
Cusip 31428U409
Cusip 31428U508
Cusip 31428U607
27623 (8/02)